TelVue Corp.

TVC 2973

INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK

COMMON STOCK

SEE REVERSE SIDE FOR CERTAIN DEFINITIONS

CUSIP 87970K 20 7

CUSIP 87970K 10 8

This Certifies That

is the owner of

FULLY-PAID AND NON-ASSESSABLE COMMON SHARES, PAR VALUE $.01 PER SHARE, OF

CERTIFICATE OF STOCK

TELVUE CORPORATION

(herein called the "Corporation"), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.

This Certificate is not valid unless countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

SECRETARY

TELVUE CORPORATION CORPORATE SEAL 1986 DELAWARE

PRESIDENT

COUNTERSIGNED:
CONTINENTAL STOCK TRANSFER & TRUST COMPANY
JERSEY CITY, N.J.
TRANSFER AGENT
BY
AUTHORIZED OFFICER

THE CORPORATION WILL FURNISH TO ANY STOCKHOLDER, ON REQUEST AND WITHOUT CHARGE, A FULL STATEMENT OF THE INFORMATION REQUIRED BY SECTION 151 OF THE DELAWARE GENERAL CORPORATION LAW WITH RESPECT TO THE POWERS, DESIGNATIONS, PREFERENCES AND RELATIVE, PARTICIPATING, OPTIONAL OR OTHER SPECIAL RIGHTS OF EACH CLASS OF STOCK OR SERIES THEREOF AND THE QUALIFICATIONS, LIMITATIONS OR RESTRICTIONS OF SUCH PREFERENCES AND/OR RIGHTS.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), NOR HAVE THEY BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE. NO TRANSFER OF SUCH SECURITIES WILL BE PERMITTED UNLESS A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO SUCH TRANSFER, THE TRANSFER IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE ACT, OR IN THE OPINION OF COUNSEL TO THE COMPANY, REGISTRATION UNDER THE ACT IS UNNECESSARY IN ORDER FOR SUCH TRANSFER TO COMPLY WITH THE ACT AND WITH APPLICABLE STATE SECURITIES LAWS.

For Value Received, ________ *hereby sell, assign and transfer unto* ____

____ *Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint*

____ *Attorney to transfer the said Shares on the books of the within named Corporation with full power of substitution in the premises.*

Dated ____________________ ______

In presence of

____

____

NOTICE. THE SIGNATURE OF THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE, IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.